3.  The RENTER can make an advanced payment upon signing this agreement.

4.  This agreement is made for a term of one year from the date above written.

4.  The equipment shall be returned to OWNER at the RENTER’s risk, cost and expense.

5.  No allowance will be made for any rented equipment or portion thereof which is claimed not to have been used. Acceptance of returned equipment by OWNER does not constitute a waiver of any of the rights OWNER has under the rental agreement.

6.  RENTER indemnifies and holds OWNER harmless for all injuries or damage of any kind for repossession and for all consequential and special damages for any claimed breach of warranty.

7.  These terms are accepted by the RENTER upon delivery of the terms to the RENTER or the agent or other representative of RENTER.

8.  Both parties can amend this agreement. Additional information can be added as an Exhibit to this agreement and it has to be signed by both parties.

Date: March 9, 2016______________________

Signatures /s/ Alinas Popirus_________________________________________________

RENTER Active Holidays TA

Signatures /s/ Denis Razvodovskij_____________________________________________

OWNER Newmarkt Corp.

Equipment Rental Agreement • Page 2 of 4

Exhibit 1

Dated: March 9, 2016

Exhibit 1 to the Equipment Rental Agreement

Nr.# 030920-16, dated: March 9, 2016

Price List of the offered service to the Renter:

Nr.	ITEM	Price per hour, €	Price per half-day, €	Price per day, €	Price per weekend, €
1.	Adult bicycle	15	30	45	85
2.	Kids bicycle	12	25	40	75
3.	Segway	20	80	150	-
4.	Safety equipment	1	5	8	16

Peak season: May-September

Nr.	ITEM	Price per hour, €	Price per half-day, €	Price per day, €	Price per weekend, €
1.	Adult bicycle	18	34	50	90
2.	Kids bicycle	15	29	45	85
3.	Segway	25	85	154	-
4.	Safety equipment	1	5	8	16

The prices in this Agreement can be converted to USD currency, fixed by the Bank of Lithuania on the day of the payment.

Date March 9, 2016______________________

Signatures /s/ Alinas Popirus_________________________________________________

RENTER: Active Holidays TA

Signatures /s/ Denis Razvodovskij_____________________________________________

OWNER: Newmarkt Corp.

Equipment Rental Agreement • Page 3 of 4

Exhibit 2

Dated: March 9, 2016

Exhibit 2 to the Equipment Rental Agreement

Nr.# 030920-16, dated: March 9, 2016

The OWNER has expanded the range of the offered equipment to the RENTER as following:

EQUIPMENT RENTED

ITEM
1.	Adult bicycle
2.	Kids bicycle
3.	Segway

Date March 9, 2016______________________

Signatures /s/ Alinas Popirus_________________________________________________

RENTER: Active Holidays TA

Signatures /s/ Denis Razvodovskij_____________________________________________

OWNER: Newmarkt Corp.

Equipment Rental Agreement • Page 4 of 4